UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2024

Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-2424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  717-426-1931

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Class A Common Stock, $.01 par value	DGICA	The NASDAQ Global Select Market
Class B Common Stock, $.01 par value	DGICB	The NASDAQ Global Select Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on April 18, 2024.  The results of the voting at our annual meeting of stockholders were as follows:

•
The total number of votes represented at the annual meeting in person or by proxy by the holders of our Class A common stock and the holders of our Class B common stock was 7,439,594 of the total of 8,358,440 votes entitled to vote at the annual meeting by the holders of all shares of Class A common stock and all shares of Class B common stock outstanding on the record date.

•
At the annual meeting, the stockholders elected Dennis J. Bixenman, Kevin M. Kraft, Sr., Jon M. Mahan and Britta H. Schatz as Class B Directors to serve for a term of three years and until their successors take office.  The votes cast for the election of Class B Directors were as follows:

Number of Votes
	For	Withheld	Broker Non-Votes

Dennis J. Bixenman	6,607,226	599,533	232,835
Kevin M. Kraft, Sr.	6,592,817	613,942	232,835
Jon M. Mahan	6,331,992	874,767	232,835
Britta H. Schatz	7,151,168	55,591	232,835

There were no other nominations of candidates for election as Class B Director.  There were no abstentions with respect to the election of Class B Directors.

Our stockholders also voted on the following additional proposals:

•	Approval of our proposal to adopt our 2024 equity incentive plan for employees.

Number of Votes
For	Against	Abstain	Broker Non-Votes
6,409,993	791,953	4,813	232,835

•	Approval of our proposal to adopt our 2024 equity incentive plan for directors.

Number of Votes
For	Against	Abstain	Broker Non-Votes
7,086,727	113,731	6,301	232,835

•	Ratification of the selection by the audit committee of our board of directors of KPMG LLP as our independent registered public accounting firm for 2024.

Number of Votes
For	Against	Abstain	Broker Non-Votes
7,373,151	64,539	1,904	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

	By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Executive Vice
President and Chief Financial Officer

Date: April 22, 2024